UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Dec 14, 2017

T-BAMM
(Exact name of registrant as specified in its charter)

Nevada	333-203754	47-3176820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor, Building #2, No.1250, Zhongshan North 1st Road

Hongkou District, Shanghai City China

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (888) 297-9207

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Item 3.02  Unregistered Sales of Equity Securities

On Dec 14, 2017, we issued an aggregate of 26,700,000 shares of our common stock at a price of $0.001 per share, to nineteen (19) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933, pursuant to the closing of a private placement, for aggregate gross proceeds of US$26,700.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Subscription Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-BAMM

Date: Dec 14, 2017	By:	/s/ Jack Chen
Jack Chen
President and Director

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